U.S. SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                         AMENDMENT NO. 1 TO FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2001


                               ALD Services, Inc.
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   Nevada             000-27035        88-0408274
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
             of incorporation)       File Number)   Identification)


           8787 Washburn Road, Las Vegas, Nevada          89129
       ---------------------------------------------   ----------
         (Address of principal executive offices)      (Zip Code)


   Registrant's telephone number, including area code: (702) 683-7896
                                                       --------------

                              NOT APPLICABLE
        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On January 16, 2001, ALD Services, Inc. (the "Registrant") accepted the resignation of James E. Slayton, CPA, as its independent accountant effective for the accounting period and calendar year, December 31, 2000.

          (ii) During the Company's two most recent fiscal years and the subsequent interim period preceding the date of the resignation of the Company's accountant on January 16, 2001, there were no disagreements between the Company and James E. Slayton, CPA with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The report of the Company's financial statements prepared by James E. Slayton, CPA for concerning, on the financial statements prepared by James E. Slayton, CPA for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Attached to this Amended Current Report on as an Exhibit is a letter from James E. Slayton, CPA to the Securities and Exchange Commission that states that James E. Slayton, CPA agrees with the foregoing statement.

          (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants through the acceptance of James E. Slayton's letter of resignation.

          (iv) In connection with its audit for the most recent fiscal years and through December 31, 1999, there have been no disagreements with James E. Slayton, CPA, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of James
                  E. Slayton, CPA would have caused them to make reference thereto in their report on the financial statements for such years. The audit report dated January 12, 2001 was unqualified except for an explanatory paragraph disclosing a going concern problem.

          (v) During the most recent fiscal year and through December 31, 2000, there have been no reportable events (as defined in in Regulation 8-K Item 304 (a) (1) (v)).

          (vi)    The Registrant has requested James E. Slayton, CPA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Registrant delivered a copy of this Amended Form 8-K report to James E. Slayton, CPA on February 12, 2001. Previously, on January 16, 2000, James E. Slayton, voluntarily provided the company with his signed letter of resignation on his letterhead, with the
                  original being sent to the SEC.   The Registrant has filed,
                  as an exhibit to this Amended Form 8-K report, a copy of the updated letter from James E. Slayton, CPA, addressed to the SEC.


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     (b)  New independent accountants

          (i) The Registrant engaged G. Brad Beckstead, CPA as its new independent accountant as of January 16, 2001. During the most recent fiscal years and through January 16, 2001, the Registrant has not consulted with G. Brad Beckstead, CPA on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2)).



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit

Resignation Letter from James E. Slayton, CPA.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ALD SERVICES, INC.
                                            ------------------
                                            (Registrant)


Dated:  February 15, 2001


/s/ Frank Danesi, Jr.
--------------------------------------
Frank Danesi, Jr., President and Chief
Executive Officer



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